Exhibit 99.1

CA

America’s Workplace®

Supplemental Operating and Financial Data

For the Quarter Ended June 30, 2004

All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.

Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

TABLE OF CONTENTS

PAGE
CORPORATE OVERVIEW

The Company	1
Board of Directors / Executive Officers / Research Coverage	2
Regional Offices / Investor Relations / Information Requests	3

FINANCIAL HIGHLIGHTS

Key Quarterly Financial Data	4
Same Store Results and Analysis	5
Financial Ratios	6
Share and Operating Partnership Unit Data	7
Debt Capitalization Summary	8-9
Corporate Investment Information	10
Unconsolidated Equity Investments	11

SEGMENT ANALYSIS

Core Operating Properties
Current Summary of Operating Properties	12-15
Occupancy Summary and Lease Roll-over Schedule	16-17
Operating Portfolio Lease Economics	18-19
Top 25 Tenants by Rent	20
Development
Development Activity by Market	21
Land Held for Future Development Schedule	22

Reconciliation of Financial Measures	23-24
Computation of Supplemental Measures	25

THE COMPANY

CarrAmerica Realty Corporation (the “Company”) is a self-administered and self-managed equity real estate investment trust (“REIT”) organized under the laws of Maryland which owns, develops, acquires and operates office properties. The Company’s office properties are located in 13 markets across the United States.

CURRENT PORTFOLIO

(consolidated, stabilized; as of 6/30/04)

258 Properties

20.6 Million Square Feet

(consolidated/unconsolidated; as of 6/30/04)

296 Properties

26.8 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:	BBB
Moody’s:	Baa2
Standard & Poor’s:	BBB

WEIGHTED AVERAGE OCCUPANCY (stabilized)

(At June 30, 2004)

87.1% Consolidated Properties

86.9% Consolidated/Unconsolidated Properties

REGIONAL DISTRIBUTION

(stabilized; as of 6/30/04)

	Based on POI*	Based on Square Footage
Pacific region	54.23%	49.88%
Eastern region	30.41%	27.95%
Central region	6.26%	12.13%
Mountain region	9.10%	10.04%

MARKETS

(stabilized; as of 6/30/04)

	% of POI*	% of Sq. Ft.
San Francisco Bay Area	33.66%	27.54%
Washington DC Metro	25.91%	19.71%
Southern California	14.55%	13.71%
Seattle/Portland	6.02%	8.63%
Salt Lake City/Phoenix	5.10%	5.64%
Atlanta	4.50%	8.24%
Denver	4.00%	4.40%
Dallas	2.88%	4.89%
Chicago	2.74%	5.95%
Austin	0.64%	1.29%

	100.00%	100.00%

*	POI is Property Operating Income – Property operating revenue less property operating expenses and real estate taxes. POI is the performance measure used to assess the results of our real estate property operations segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

BOARD OF DIRECTORS

Thomas A. Carr

Chairman of the Board and

Chief Executive Officer

CarrAmerica Realty Corporation

Andrew F. Brimmer

President

Brimmer & Company Inc.

Joan Carter

President & COO

UM Holdings LTD

Philip L. Hawkins

President and Chief Operating Officer

CarrAmerica Realty Corporation

Timothy Howard

Executive Vice President and

Chief Financial Officer

Fannie Mae

Robert E. Torray

Chairman

Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.

Partner

Covington & Burling

EXECUTIVE OFFICERS

Thomas A. Carr

Chief Executive Officer

Philip L. Hawkins

President and Chief Operating Officer

Stephen E. Riffee

Chief Financial Officer

Karen B. Dorigan

Chief Investment Officer

Linda A. Madrid

Managing Director, General Counsel and

Corporate Secretary

RESEARCH COVERAGE(1)

David Aubuchon

A.G. Edwards

(314) 955-5452

Daniel Oppenheim

Bank of America Securities

(212) 847-5705

RESEARCH COVERAGE(1)

Mike Marrow

Bear Stearns & Co.

(212) 272-7424

Louis Taylor/Dennis Maloney

Deutsche Banc Alex. Brown

(212) 250-4912/(212) 250-6799

Christopher Haley/Gregory Korondi

Wachovia Securities

(443)263-6773/(443) 263-6579

Carey Callaghan/Michael Bilerman

Goldman, Sachs & Company

(212) 902-4351/(212) 902-1970

John Lutzius/Sarah Woodward

Green Street Advisors

(949) 640-8780

Anthony Paolone

JP Morgan

(212) 622-6682

David Fick

Legg Mason Wood Walker

(410) 454-5018

David Harris

Lehman Brothers

(212) 526-5702

Steve Sakwa

Merrill Lynch & Company, Inc.

(212) 449-0335

Greg Whyte/David Cohen

Morgan Stanley Dean Witter

(212) 761-6331/(212) 761-8561

Jim Sullivan/Jamie Feldman

Prudential Securities

(212) 778-2515/ (212) 778-1724

Jonathan Litt/John Stewart

Salomon Smith Barney

(212) 816-0231/(212) 816-1685

(1)	Carramerica Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS

1850 K Street, N.W. Suite 500

Washington, D.C. 20006

(202) 729-1700

REGIONAL OFFICES

Atlanta, Georgia

J. Thad Ellis, Regional Managing Director

Austin, Texas

Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois

Gerald J. O’Malley, Regional Managing Director

Dallas, Texas

William Vanderstraaten, Regional Managing Director

Denver, Colorado; Phoenix, Arizona; Salt Lake City, Utah; and Suburban Washington, D.C.

Robert Milkovich, Regional Managing Director

Northern California

Christopher Peatross, Regional Managing Director

Seattle/Portland

Clete Casper, Regional Managing Director

Southern California

Malcolm O’Donnell, Regional Managing Director

Downtown Washington, D.C.

John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

COMMON STOCK TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation

1850 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 729-1700

Fax: (202) 729-1060

CONTACT

Stephen M. Walsh

Senior Vice President, Capital Markets

Telephone: (202) 729-1764

E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

Investor Relations at (202) 729-7518

Or 1 (800) 417-2277

swalsh@carramerica.com

CA

PLEASE VISIT OUR CORPORATE WEB SITE AT:

www.carramerica.com

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data

($ and shares in thousands)
	6/30/2004	3/31/2004	12/31/2003	9/30/03	6/30/03
Shares and Units:

Common Shares	54,347	54,338	52,881	52,330	52,158
Outstanding Minority Units (a)	5,367	5,474	5,606	5,615	5,525
Combined Shares and Minority Units (a)	59,714	59,812	58,487	57,945	57,683
Weighted Average - Basic	54,012	53,199	52,394	51,925	51,712
Weighted Average - Diluted	54,339	53,794	53,138	52,657	52,150

Share Price:

At the End of the Period	$30.23	$33.90	$29.78	$29.85	$27.81
High During Period	34.25	34.00	31.62	30.00	28.76
Low During Period	26.63	29.17	28.31	27.40	25.23

Capitalization Summary:

Market Value of Common Equity (a,h)	$1,805,154	$2,027,627	$1,741,743	$1,729,658	$1,604,164
Preferred Equity	201,250	201,250	201,250	397,575	199,844
Total Debt (f)	1,864,167	1,708,755	1,733,540	1,513,277	1,672,304
Total Market Capitalization (g)	3,870,571	3,937,632	3,676,533	3,640,510	3,476,312
Total Debt/Total Market Capitalization (g)	48.2%	43.4%	47.2%	41.6%	48.1%

Financial Information:

Total Assets	$2,958,779	$2,816,570	$2,836,018	$2,814,905	$2,796,570
Book Value of Real Estate Assets (before accumulated depreciation)	3,072,394	3,101,139	3,089,814	3,103,079	3,048,870
Total Liabilities	1,982,873	1,822,767	1,857,991	1,632,298	1,802,196
Total Minority Interest	63,963	65,459	70,456	73,555	74,240
Total Shareholders’ Equity	911,943	928,344	907,571	1,109,052	920,134

Total Operating Revenues	121,555	120,003	122,613	119,898	120,740
Property Operating Income (i)	76,521	74,888	77,543	72,787	74,142
Property Operating Income Percent of Revenue (i)	65.8%	65.4%	65.8%	64.2%	65.5%
EBITDA (e)	77,126	77,109	78,888	76,180	78,545
Interest Coverage Ratio (b,e,g)	2.8	2.9	3.0	2.9	3.0
Interest Coverage Ratio (c,e,g)	2.8	2.9	2.9	2.9	3.0
Fixed Charge Coverage Ratio (b,e,g)	2.2	2.3	2.2	2.2	2.3
Fixed Charge Coverage Ratio (c,e,g)	2.2	2.2	2.2	2.2	2.3
Diluted FFO available to common shareholders (d)	47,661	48,365	36,543	46,266	47,006
Dividends Declared	0.50	0.50	0.50	0.50	0.50
Net-Straight Line Revenue Adjustment	801	2,236	3,006	2,105	1,672

Consolidated Portfolio:

Buildings	258	257	259	259	261
Total Square Footage (in thousands)	20,582	20,232	20,393	20,302	20,412
Current Occupancy	87.1%	87.4%	87.8%	88.5%	88.9%

Consolidated and Unconsolidated Portfolio:

Buildings	296	295	297	297	298
Total Square Footage (in thousands)	26,750	26,399	26,439	26,059	26,088
Current Occupancy	86.9%	86.7%	87.9%	89.1%	89.8%

(a)	Minority partnership units are included in market value computation.
(b)	Excluding capitalized interest. See page 25 for computation.
(c)	Including capitalized interest. See page 25 for computation.
(d)	Represents diluted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures in accordance with the NAREIT definition. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive. See page 23 for a reconciliation of diluted FFO to net income.
(e)	Excludes $811 of HQ lease guarantees in the third quarter 2003 and $1100 for Agilquest impairment in the fourth quarter 2003. See page 24 for reconciliation of EBITDA to net income.
(f)	Excludes bond issue costs and discounts and the fair value of interest rate swaps.
(g)	Refer to page 6 for definintion.
(h)	Market value based on end of period stock price.
(i)	Property operating income - Property operating revenue less property operating expenses and real estate taxes (see page 1).

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Same Store Operating Property Results

	Three Months Ended June 30,		% Change	Six Months Ended June 30,		% Change
(In thousands)	2004	2003		2004	2003
Real estate operating revenue	$119,382	$124,791	-4.3%	$235,883	$246,605	-4.3%
Real estate operating expenses	41,622	41,871	-0.6%	82,362	84,031	-2.0%

Total property operating income*	$77,760	$82,920	-6.2%	$153,521	$162,574	-5.6%

Straight-line rent adjustment	$844	$1,484	-43.1%	$2,419	$3,239	-25.3%

Average occupancy	87.1%	89.7%		87.1%	90.6%

Same store square footage	19,803,742			19,713,280

*	Property operating income is the performance measure used to assess the results of our real estate property segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Financial Ratios

Financial Position Ratios for Operations:

	June 30, 2004	Dec. 31, 2003
Total Debt/Total Capitalization (Book Value)(1)	64.9%	63.1%
Total Debt/Total Capitalization (Market)(2)	48.2%	47.2%

Operating Ratios for Operations:

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Secured Property Operating Income/EBITDA(3)	22.5%	24.6%	22.9%	24.2%

Interest Coverage (4)
Excluding capitalized interest	2.77	3.02	2.85	3.06
Including capitalized interest	2.75	2.97	2.83	3.01

Fixed Charge Coverage(5)
Excluding capitalized interest	2.16	2.30	2.21	2.29
Including capitalized interest	2.15	2.27	2.20	2.27

G&A as a % of Revenue (6)	8.7%	8.7%	8.5%	8.4%

NOTES:

(1)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders’ equity, minority interest, rents received in advance and security deposits. The components of the calculation are presented in the following table:

(In thousands)	6/30/2004	12/31/03
Total debt	$1,864,167	$1,733,540

Stockholders’ equity	911,943	907,571
Minority interest	63,963	70,456
Rents received in advance and security deposits	34,389	34,757

Total capitalization (book value)	$2,874,462	$2,746,324

(2)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps. See page 4 for components of calculation.
(3)	See page 24 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.
(4)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest). See page 25 for calculation.
(5)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest). See page 25 for calculation.
(6)	General and administrative expense divided by total revenue.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Share and Operating Partnership Unit Data

The following table sets forth the Common shares of the Company and dividend and non-dividend paying operating partnership units outstanding at June 30, 2004 and December 31, 2003, and the weighted average Common shares of the Company and dividend and non-dividend paying operating partnership units outstanding for the three and six months ended June 30, 2004 and 2003. The non-dividend paying units are not entitled to any distributions until they convert into dividend paying units on fixed dates in the future.

(In thousands)	CarrAmerica Realty Corporation Common Shares Outstanding	Dividend Paying Units Outstanding (a)	Non-Dividend Paying Units Outstanding
Outstanding as of
June 30, 2004	54,347	5,367	—
December 31, 2003	52,881	5,606	—

Weighted average for the three months ended June 30,
2004	54,342	5,389	—
2003	52,015	5,559	89

Weighted average for the six months ended June 30,
2004	54,133	5,417	—
2003	51,908	5,567	89

Notes:

(a)	Operating partnership Units are redeemable for cash or common shares, at our option, on a one-for-one basis.
(b)	The Company has 8,050,000 shares Series E Cumulative Redeemable Preferred stock outstanding as of June 30, 2004 which are not included in the table above.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary

($ in thousands) Secured Mortgages Payable					Principal Maturity
Description of Notes/Lender	Property	Principal Outstanding	Interest Rate	Maturity Date	2004	2005	2006	2007	2008	2009 & Thereafter
Sun Life Assurance Company of Canada	Tract 17/Canyon Park Commons	4,183	9.13%	01-Dec-04	$4,183	$—	$—	$—	$—	$—
UBS Mortgage Finance Inc.	U.S. West	6,864	7.92%	01-Dec-05	2,209	4,655	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	2,105	7.92%	01-Dec-05	661	1,444	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	3,158	7.92%	01-Dec-05	991	2,167	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	3,158	7.92%	01-Dec-05	991	2,167	—	—	—	—
Salomon Brothers	Redmond East	24,870	8.38%	01-Jan-06	294	24,576	—	—	—	—
EquiTrust Life Insurance Co.	Holcomb Place	3,147	8.25%	01-Nov-06	40	99	3,008	—	—	—
Flag Bank	Wasatch Corporate Center	11,352	8.15%	02-Jan-07	149	318	10,885	—	—	—
Metropolitan Life Insurance Company	2600 West Olive	18,241	6.75%	01-Jan-09	148	313	334	358	17,088	—
NLI Properties East, Inc.	1717 Penn	23,532	6.13%	01-Feb-09	115	449	477	506	538	21,447
Midland Loan Services	Palomar Oaks	9,157	8.85%	01-Apr-09	108	233	255	278	304	7,979
Northwest Mutual	1255 23rd St (Note 1)	36,603	8.12%	01-Apr-09	312	662	717	778	842	33,292
Northwest Mutual	1730 Penn, I Square (Note 1)	175,559	8.12%	01-Apr-09	1,492	3,176	3,440	3,730	4,040	159,681
New York Life Insurance	South Coast	14,251	7.13%	10-Jun-09	137	290	312	335	359	12,818
TransAmerica Life Insurance	1775 Penn	11,394	7.63%	01-Sep-09	76	163	175	188	203	10,589

		$347,574			$11,906	$40,712	$19,603	$6,173	$23,374	$245,806

Note 1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary – continued

($ In thousands) Unsecured Bonds Payable				Principal Maturity
	Principal Outstanding	Interest Rate	Maturity Date	2004	2005	2006	2007	2008	2009 & Thereafter
7.200% Notes due 2004*(1)	$150,000	7.200%	1-Jul-04	$150,000	$—	$—	$—	$—	$—

7.375% Notes due 2007	$125,000	7.375%	1-Jul-07	$—	$—	$—	$125,000	$—	$—

6.625% Notes due 2005	$100,000	6.625%	1-Mar-05	$—	$100,000	$—	$—	$—	$—

6.875% Notes due 2008	$100,000	6.875%	1-Mar-08	$—	$—	$—	$—	$100,000	$—

3.625% Notes due 2009*	$225,000	3.625%	1-Apr-09	$—	$—	$—	$—	$—	$225,000

7.125% Notes due 2012	$400,000	7.125%	15-Jan-12	$—	$—	$—	$—	$—	$400,000

5.261% Notes due 2007	$50,000	5.261%	30-Nov-07	$—	$—	$—	$50,000	$—	$—

5.250% Notes due 2007*	$175,000	5.250%	30-Nov-07	$—	$—	$—	$175,000	$—	$—

* See Hedging Below

Note Payable (secured by letter of credit)
State Farm	$16,593	7.20%	1-Jan-06	$472	$16,121

Unsecured Line of Credit

Lender	Available Commitment	Interest Rate	Maturity Date	Amount Outstanding Beginning of Year	Advances	Repayments	Amount Outstanding End of Period
JP Morgan Chase	$500,000	L+.650%	30-Jun-07	$243,500	$285,000	$353,500	$175,000

Hedging Instruments	Notional Amount	Terms	Maturity Date	Reset
Interest rate swap (2)	$150,000	6ML+2.72%	1-Jul-04	Arrears
Interest rate cap	$97,000	1ML capped at 6.75%	1-Sep-04	Prompt
Interest rate swap	$175,000	6ML+1.40%	30-Nov-07	Arrears
Interest rate cap	$100,000	1ML capped at 8.00%	31-Jan-05	Prompt
Interest rate swap	$100,000	6ML+.2675%	1-Apr-09	Arrears

(1)	Notes retired July 1, 2004
(2)	Swap closed July 1, 2004

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Investment Balances

	Accounting Method	Percentage Ownership	Investment Balance as of June 30, 2004 ($000)
Carr Office Park LLC	Equity	35%	46,317
575 7th Street	Equity	30%	24,740
1919 Pennsylvania Assoc.	Equity	49%	16,856
10 UCP	Equity	20%	14,253
1888 Century Plaza	Equity	35%	13,929
1201 F Street	Equity	35%	8,268
300 W. Sixth Street	Equity	20%	5,953
Custer Court	Equity	49%	2,698
CC JM II	Equity	50%	1,915
AgilQuest	Cost	18%	1,659
WCM JV	Equity	16%	1,410
essention	Cost	19%	1,217

			139,215

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Unconsolidated Equity Investments

As of and for the six months ended June 30, 2004

($ in thousands)	CC JM	1888 Century	Custer Court	1201 F St.	300 W. Sixth St.	Carr Office Park	WCM JV	1919 Assoc.	575 Seventh	10 UCP
Equity[1]	1,915	14,158	2,382	8,792	5,053	68,968	1,410	17,855	17,677	14,362

Loans Payable[2]	8,708	2,835	4,066	13,480	11,000	76,335	—	39,067	23,490	26,300

Percentage Ownership	50%	35%	49%	35%	20%	35%	16%	49%	30%	20%

Total revenue	2,736	6,750	890	6,192	5,453	33,810	753	9,629	6,854	11,964

Expenses
Operating expenses	774	2,998	539	2,235	2,235	13,283	121	3,233	2,044	4,308
Interest expense	639	2,143	162	1,352	1,031	7,677	—	3,017	585	2,366
Depreciation/amortization	564	1,202	656	1,356	1,757	9,849	310	1,449	2,037	2,115

Total expenses	1,977	6,343	1,357	4,943	5,023	30,809	431	7,699	4,666	8,789

Net income	759	407	(467)	1,249	430	3,001	322	1,930	2,188	3,175

CarrAmerica’s share of net income	380	142	(229)	437	86	1,050	52	946	656	635
Adjustments[3]	171	(146)	(5)	7	4	(189)	(140)	(8)	—	(104)

Equity in earnings	551	(4)	(234)	444	90	861	(88)	938	656	531

[1]	CarrAmerica’s share of the investee’s equity
[2]	CarrAmerica’s percentage of investee’s debt
[3]	Adjustments made to investee’s net income for equity in earnings

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of June 30, 2004

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Consolidated Properties

EAST REGION
Downtown Washington, D.C.:
International Square	1,014,914	97.4%	3
900 19th Street	101,215	100.0%	1
2550 M Street	192,393	100.0%	1
1730 Pennsylvania Avenue	229,292	95.0%	1
1255 23rd Street	306,395	96.9%	1
1747 Pennsylvania Avenue	151,997	94.6%	1
1717 Pennsylvania Avenue	184,446	100.0%	1
1775 Pennsylvania Avenue	143,857	98.6%	1

	2,324,509	97.5%	10

Suburban Washington, D.C.:
One Rock Spring Plaza	205,721	90.1%	1
Sunrise Corporate Center	260,253	99.2%	3
Reston Crossing East & West	327,788	100.0%	2
TransPotomac V Plaza	97,163	94.6%	1
Canal Center	496,306	83.5%	4
Commonwealth Tower	344,533	99.5%	1

	1,731,764	91.9%	12

Washington, D.C. Subtotal	4,056,273	95.7%	22

Atlanta, GA:
Glenridge	63,861	93.0%	1
Holcomb Place	72,911	100.0%	1
Midori	104,253	42.3%	1
Parkwood	150,270	96.1%	1
The Summit	179,085	79.9%	1
Spalding Ridge	127,726	81.3%	1
2400 Lake Park Drive	103,460	47.4%	1
680 Engineering Drive	62,154	73.5%	1
Embassy Row	657,347	81.8%	5
Waterford Centre	85,228	69.9%	1
The Forum	90,462	100.0%	1

Atlanta Subtotal	1,696,757	79.6%	15

East Region Subtotal:	5,753,030	91.0%	37	28.0%

PACIFIC REGION
Southern California, Los Angeles:
Warner Center	344,866	94.7%	12
Warner Premier	61,210	99.4%	1
2600 W. Olive	145,444	19.9%	1
Westlake Spectrum	108,084	99.3%	2

Los Angeles Subtotal	659,604	79.4%	16
Orange County
Scenic Business Park	138,076	91.9%	4
Harbor Corporate Park	151,415	94.3%	4
South Coast Executive Center	162,504	98.1%	2
Von Karman	104,375	100.0%	1
Bay Technology Center	107,481	100.0%	2
Pacific Corporate Plaza 1,2, & 3	124,196	100.0%	3
Alton Deere Plaza	182,461	89.8%	6

Orange County Subtotal	970,508	95.7%	22

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of June 30, 2004

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
San Diego:
Del Mar Corporate Plaza	123,142	58.5%	2
Towne Center Technology Park 1, 2, 3	182,120	100.0%	3
Lightspan	64,800	100.0%	1
La Jolla Spectrum 1 & 2	156,653	100.0%	2
Palomar Oaks Technology Park	170,519	100.0%	6
Town Center Technology Park IV	105,358	100.0%	1
Highlands Corporate Center	205,191	93.1%	5
Torrey Pines Research Center	76,701	100.0%	1
Carroll Vista I & II	107,579	100.0%	3

San Diego Subtotal	1,192,063	94.5%	24

Northern California, San Francisco Bay Area:
CarrAmerica Corporate Center	1,004,679	86.5%	7
Valley Business Park I	67,522	91.3%	2
Bayshore Centre 2	94,874	0.0%	1
Rincon Centre	201,178	88.4%	3
Valley Centre II	212,082	89.4%	4
Valley Office Centre	68,873	89.7%	2
Valley Centre	102,291	39.6%	2
Valley Business Park II	166,928	80.3%	6
Rio Robles	368,178	100.0%	7
First Street Technology Center	67,582	0.0%	1
Baytech Business Park	300,000	100.0%	4
3571 North First Street	116,000	100.0%	1
San Mateo Center	214,856	71.8%	3
Oakmead West Land A-G	425,981	100.0%	7
Hacienda West	207,288	93.3%	2
Sunnyvale Technology Center	165,520	100.0%	5
Clarify Corporate Center 1, 2, 3, 4	258,048	100.0%	4
Valley Technology Center 1, 2, 3, 4, 5, 6 & 7	460,590	81.6%	7
Golden Gateway Commons	276,370	90.1%	3
Techmart Commerce Center	268,040	94.7%	1
Fremont Technology Park 1, 2, 3	139,304	67.9%	3
Mountain View Gateway Center	236,400	100.0%	2
Stanford Research Park	89,595	100.0%	2
500 Forbes	155,685	100.0%	1

San Francisco Subtotal	5,667,864	87.7%	80

Portland, OR:
Sunset Corporate Park	132,531	62.2%	3
Rock Creek Corp Center	142,662	100.0%	3

Portland Subtotal	275,193	81.8%	6

Seattle, WA:
Redmond East	398,320	81.8%	10
Redmond Hilltop B & C	90,880	100.0%	2
Canyon Park	316,978	100.0%	6
Willow Creek	96,179	100.0%	1
Willow Creek Corp. Center 1, 2, 3, 4, 5, & 6	326,445	25.3%	6
Canyon Park Commons 1, 2, 4	176,846	100.0%	3
Canyon Park Commons	95,290	100.0%	1

Seattle Subtotal	1,500,938	78.9%	29

Pacific Region Subtotal	10,266,170	87.3%	177	49.9%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of June 30, 2004

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
CENTRAL REGION
Austin, TX:
City View Centre	137,185	42.0%	3
City View Centre	128,716	100.0%	1

Austin Subtotal	265,901	70.1%	4

Chicago, IL:
Parkway North I	249,076	35.3%	1
Butterfield Road	366,560	68.3%	2
The Crossings	291,695	74.0%	1
Bannockburn	318,258	75.7%	3

Chicago Subtotal	1,225,589	64.9%	7

Dallas, TX:
Cedar Maple Plaza	113,037	89.8%	3
Quorum North	115,846	66.5%	1
Quorum Place	177,892	82.8%	1
Tollway Plaza 1, 2	359,903	94.3%	2
Two Mission Park	77,353	80.6%	1
5000 Quorum	161,664	77.5%	1

Dallas Subtotal	1,005,695	84.8%	9

Central Region Subtotal	2,497,185	73.4%	20	12.1%

MOUNTAIN REGION
Denver, CO:
Harlequin Plaza	324,601	85.2%	2
Quebec Court I	130,000	100.0%	1
Quebec Court II	157,294	100.0%	1
Quebec Centre	106,865	80.9%	3
Dry Creek 2 & 3	185,957	93.9%	2

Denver Subtotal	904,717	91.2%	9

Phoenix, AZ:
Qwest Communications	532,506	100.0%	4

Salt Lake City, UT:
Sorenson Research Park	322,534	89.8%	6
Wasatch Corporate Center	227,865	72.6%	4
Creekside I & II	78,000	100.0%	1

Salt Lake City Subtotal	628,399	84.8%	11

Mountain Region Subtotal	2,065,622	91.5%	24	10.0%

TOTAL CONSOLIDATED PROPERTIES:	20,582,007		258	100.0%
WEIGHTED AVERAGE @ Jun. 30, 2004		87.1%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As of June 30, 2004

Property	Company’s Effective Property Ownership	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Unconsolidated Properties
Washington, D.C.:
1919 Pennsylvania Avenue	49.0%	328,817	99.5%	1
2025 M Street	49.0%	245,303	99.5%	1
1201 F Street	35.0%	226,922	99.6%	1
Bond Building	15.0%	162,182	98.7%	1
Booz-Allen & Hamilton Building	50.0%	222,989	100.0%	1

Portland, OR:
GM Call Center	16.2%	103,279	100.0%	1

Chicago Market Office:
Parkway 3, 4, 5, 6, 9, 10	35.0%	771,945	78.9%	6

Dallas Market Office:
Royal Ridge Phase II, A,B	35.0%	625,926	80.1%	4
Custer Court	49.0%	120,838	61.1%	1

Austin Market Office:
300 W. 6th Street	20.0%	446,391	70.6%	1
Riata Corporate	35.0%	673,622	87.9%	8
Riata Crossing	35.0%	324,963	100.0%	4

Denver Market Office:
Panorama I, II, III, V, VIII, X	35.0%	664,050	97.1%	6

Los Angeles Market Office:
10UCP	20.0%	771,285	82.4%	1
1888 Century Park East	35.0%	479,660	69.1%	1

TOTAL UNCONSOLIDATED PROPERTIES:		6,168,172		38
WEIGHTED AVERAGE @ Jun. 30, 2004			86.1%

ALL OPERATING PROPERTIES
TOTAL:		26,750,179		296
WEIGHTED AVERAGE @ Jun. 30, 2004			86.9%

(1)	Includes office, retail and parking space but excludes storage space.
(2)	Includes space for leases that have been executed and have commenced as of Jun. 30, 2004.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Lease Rollover Schedule – Stabilized Properties

Region/ Market	Sq. Feet	Current Occupancy	YTD Avg/ Occupancy	Vacant Sq. Feet	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014 & Thereafter
PACIFIC REGION
San Francisco Bay Area	5,667,864	87.7%	88.1%	696,908	284,617	605,226	1,041,076	661,088	876,776	534,381	276,253	6,934	307,756	76,145	300,704
Los Angeles	659,604	79.4%	91.9%	135,676	27,334	17,677	182,165	37,087	113,959	31,479	7,931	18,830	52,787	11,514	23,165
Orange County	970,508	95.7%	95.7%	41,567	41,010	105,627	103,776	252,367	215,990	98,786	25,428	63,575	—	10,778	11,604
Seattle	1,500,938	78.9%	78.6%	316,220	61,580	213,165	112,461	139,634	83,081	401,731	42,422	—	54,952	—	75,692
San Diego	1,192,063	94.5%	92.8%	65,319	227,806	75,266	179,055	41,330	52,589	131,289	55,037	—	287,478	—	76,894
Portland	275,193	81.8%	80.6%	50,069	9,909	14,390	—	122,127		13,756	44,407	20,535	—	—	—

MOUNTAIN REGION
Denver	904,717	91.2%	91.7%	79,779	13,462	139,419	70,028	29,926	371,401	115,714	38,326	13,871	—	32,791	—
Phoenix	532,506	100.0%	100.0%	—	—	—	—	532,506	—	—	—	—	—	—	—
Salt Lake City	628,399	84.8%	86.4%	95,363	5,725	64,174	21,369	103,430	93,581	145,393	18,715	33,600	28,814	18,235	—

CENTRAL REGION
Chicago	1,225,589	64.9%	66.8%	430,591	97,279	90,208	61,535	73,416	149,331	53,289	68,153	75,750	21,082	104,955	—
Dallas	1,005,695	84.8%	83.8%	152,844	85,194	73,815	66,501	149,569	199,176	208,523	38,670	6,589	—	20,457	4,357
Austin	265,901	70.1%	72.2%	79,568	6,731	4,495	—	3,828	—	33,855	—	—	—	137,424	—

EAST REGION
Washington, DC
Downtown Properties	2,324,509	97.5%	97.6%	57,811	41,960	193,149	373,164	421,823	247,341	89,910	41,339	12,367	239,237	96,910	509,498
Suburban Properties	1,731,764	93.6%	91.0%	111,469	14,367	328,982	200,575	172,947	73,385	412,220	268,756	79,705	52,635	8,198	8,525
Atlanta	1,696,757	79.6%	79.4%	346,416	76,637	107,164	45,592	229,804	55,937	211,604	142,805	220,656	64,835	—	195,307

Total	20,582,007	87.1%	87.4%	2,659,600	993,611	2,032,757	2,457,297	2,970,882	2,532,547	2,481,930	1,068,242	552,412	1,109,576	517,407	1,205,746

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Rent Rollover Schedule – Stabilized Properties

Region/ Market	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014 & Thereafter
PACIFIC REGION
San Francisco Bay Area	$6,274,182	$15,017,495	$26,004,040	$17,279,052	$18,075,223	$9,236,439	$7,998,980	$54,085	$8,012,604	$868,053	$9,185,534
Los Angeles	669,669	442,375	5,382,400	827,585	2,728,045	617,277	147,517	273,412	1,240,026	262,519	694,642
Orange County	864,895	2,697,135	2,260,695	4,575,059	4,429,868	1,791,608	502,193	1,640,235	—	226,338	201,910
Seattle	837,956	3,288,833	1,478,697	2,051,468	1,183,886	6,618,554	390,705	—	820,320	—	1,135,380
San Diego	4,450,131	2,357,700	4,076,890	763,534	1,343,098	3,530,571	1,315,811	—	5,442,986	—	3,328,335
Portland	112,908	215,807	—	2,741,751	—	98,658	608,496	485,040	—	—	—

MOUNTAIN REGION
Denver	235,850	2,626,199	1,294,021	456,648	6,424,464	1,619,232	609,766	221,242	—	490,710	—
Phoenix	—	—	—	10,646,244	—	—	—	—	—	—	—
Salt Lake City	76,493	1,124,554	281,206	1,525,905	1,093,492	1,570,416	—	346,080	473,414	271,204	—

CENTRAL REGION
Chicago	2,033,772	1,505,402	944,200	1,311,862	2,424,189	795,298	1,062,472	1,192,707	350,031	1,156,228	—
Dallas	1,899,047	1,374,555	1,312,912	2,876,076	4,313,953	3,961,495	863,658	158,136	—	327,312	100,211
Austin	59,086	41,125	—	30,624	—	612,494	—	—	—	1,609,039	—

EAST REGION
Washington, DC
Downtown Properties	1,421,652	3,450,662	12,339,267	14,618,103	8,952,932	3,099,648	1,652,815	472,792	8,499,203	4,126,462	27,580,129
Suburban Properties	404,704	8,080,877	5,075,414	4,909,531	1,427,466	9,402,918	8,082,081	2,247,362	1,413,157	206,760	199,573
Atlanta	1,455,648	1,948,970	808,991	3,936,948	1,105,432	3,382,612	3,162,254	3,819,296	1,433,502	—	2,893,395

Total	$20,795,993	$44,171,689	$61,258,733	$68,550,390	$53,502,048	$46,337,220	$26,396,748	$10,910,387	$27,685,243	$9,544,625	$45,319,109

Note: Represents rent rollover of minimum annualized base rent.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	2nd Quarter 2004
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	45,213	13.39	15.35	-12.80%	2.99	1.76	1.13	2.89
Austin	—	—	—	—	—	—	—	—
Chicago	27,255	18.46	23.54	-21.55%	6.36	5.50	16.32	21.82
Dallas	22,041	16.95	18.41	-7.96%	3.14	2.47	4.17	6.64
Denver	88,872	15.19	21.52	-29.44%	4.97	5.30	14.34	19.64
Los Angeles	20,765	23.53	26.20	-10.19%	6.40	8.09	28.98	37.07
Orange County	59,897	22.72	24.64	-7.79%	3.79	1.62	5.27	6.89
Portland	20,535	19.47	21.00	-7.29%	7.00	—	—	—
Salt Lake City	57,696	22.31	23.52	-5.11%	3.86	2.35	10.39	12.74
San Diego	66,499	14.37	15.23	-5.62%	7.22	3.61	16.28	19.89
San Francisco Bay	257,655	14.14	28.09	-49.65%	3.89	3.66	10.15	13.81
Seattle	44,994	16.24	17.42	-6.76%	4.14	1.32	4.32	5.64
Suburban Washington DC	41,854	31.68	29.67	6.80%	4.88	2.95	9.29	12.24
Downtown Washington DC	56,178	33.39	39.09	-14.57%	4.38	4.23	18.20	22.43

Total	809,454	18.05	24.51	-26.36%	4.53	3.41	10.72	14.13

	2nd Quarter 2003
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	38,126	20.02	21.63	-7.46%	3.35	1.98	6.52	8.50
Austin	16,409	17.94	24.65	-27.23%	6.02	4.49	5.31	9.80
Chicago	26,042	30.24	26.00	16.32%	4.00	1.39	2.85	4.24
Dallas	104,748	18.17	23.27	-21.90%	4.81	3.18	11.73	14.91
Denver	3,291	13.77	20.56	-33.00%	2.49	0.58	—	0.58
Los Angeles	33,012	21.89	25.74	-14.96%	4.64	2.60	23.93	26.53
Orange County	126,487	22.62	25.06	-9.72%	6.12	6.73	20.15	26.88
Portland	—	—	—	—	—	—	—	—
Salt Lake City	61,547	12.93	14.86	-12.98%	6.36	4.90	9.19	14.09
San Diego	11,708	30.08	31.98	-5.96%	3.80	4.77	11.09	15.86
San Francisco Bay	273,020	18.03	34.20	-47.28%	7.04	8.88	25.85	34.73
Seattle	8,231	17.72	18.02	-1.65%	4.51	—	0.20	0.20
Suburban Washington DC	2,693	31.85	29.61	7.57%	5.01	—	—	—
Downtown Washington DC	429,193	46.59	43.35	7.46%	15.39	24.20	60.20	84.40

Total	1,134,507	30.74	34.41	-10.69%	9.50	12.89	34.00	46.89

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics (con’t)

	Year-To-Date 2004
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	79,645	15.29	17.61	-13.16%	4.20	1.50	7.65	9.15
Austin	—	—	—	—	—	—	—	—
Chicago	36,009	19.14	23.14	-17.30%	6.05	5.11	13.74	18.85
Dallas	93,392	19.75	21.77	-9.30%	4.88	3.70	6.72	10.42
Denver	96,205	15.23	21.40	-28.84%	4.78	4.94	13.62	18.56
Los Angeles	80,543	24.84	27.97	-11.20%	7.67	10.10	28.34	38.44
Orange County	117,822	21.09	22.66	-6.92%	4.72	3.44	8.88	12.32
Portland	34,291	17.49	18.13	-3.53%	6.44	0.37	1.60	1.97
Salt Lake City	68,755	24.47	25.98	-5.79%	3.55	2.63	10.26	12.89
San Diego	205,386	15.96	17.33	-7.94%	4.35	2.12	6.28	8.40
San Francisco Bay	393,743	14.22	27.16	-47.65%	3.93	3.24	9.88	13.12
Seattle	78,624	15.00	17.47	-14.17%	4.42	2.10	7.24	9.34
Suburban Washington DC	96,142	30.82	27.98	10.15%	4.80	3.99	12.32	16.31
Downtown Washington DC	69,660	35.00	39.06	-10.39%	2.96	5.26	16.04	21.30

Total	1,450,217	18.68	23.76	-21.38%	4.66	3.56	10.47	14.03

	Year-To-Date 2003
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	105,835	18.37	20.84	-11.87%	3.94	2.31	6.43	8.74
Austin	16,409	17.94	24.65	-27.23%	6.02	4.49	5.31	9.80
Chicago	208,847	23.84	25.42	-6.23%	7.04	6.62	14.04	20.66
Dallas	120,658	18.21	23.01	-20.85%	4.81	3.15	11.26	14.41
Denver	12,166	16.08	18.42	-12.72%	4.28	1.05	4.22	5.27
Los Angeles	44,526	20.40	25.68	-20.53%	6.03	3.13	23.47	26.60
Orange County	162,969	20.59	23.54	-12.51%	6.00	6.40	19.67	26.07
Portland	—	—	—	—	—	—	—	—
Salt Lake City	65,638	12.98	15.01	-13.48%	6.16	4.74	8.80	13.54
San Diego	28,767	30.89	34.73	-11.06%	3.69	4.70	11.78	16.48
San Francisco Bay	409,818	18.23	32.85	-44.50%	5.71	7.13	18.88	26.01
Seattle	51,191	20.95	22.58	-7.22%	4.90	—	6.24	6.24
Suburban Washington DC	16,125	30.17	26.85	12.35%	3.84	2.59	4.84	7.43
Downtown Washington DC	451,836	46.22	43.00	7.50%	15.02	23.43	58.88	82.31

Total	1,694,785	27.77	31.58	-12.08%	8.15	10.19	26.56	36.75

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

25 Largest Tenants – Based on Annualized Base Rent

Tenant	Percentage of Portfolio Annualized Rent	Square Feet	Percentage of Occupied Square Feet
International Monetary Fund	4.49%	501,068	2.43%
Qwest Communications	2.55%	532,506	2.59%
Peoplesoft, Inc.	2.08%	215,323	1.05%
Nortel Networks, Inc.	1.88%	258,048	1.25%
Nextel Communications, Inc.	1.79%	359,906	1.75%
Sun Microsystems, Inc.	1.70%	250,270	1.22%
AT&T	1.70%	430,784	2.09%
Patton Boggs, L.L.P.	1.56%	190,975	0.93%
Cell Genesys, Inc.	1.41%	155,685	0.76%
Citicorp	1.38%	224,600	1.09%
Software AG of North America	1.32%	209,521	1.02%
Gateway, Inc.	1.30%	287,478	1.40%
Merrill Lynch	1.30%	127,736	0.62%
Applied Materials, Inc.	1.28%	223,326	1.09%
Lattice Semiconductor Corp.	1.23%	216,650	1.05%
Proxim, Inc.	1.19%	202,655	0.98%
American Chemistry Council	1.08%	146,626	0.71%
Pacific Bell Mobile Services	1.03%	164,159	0.80%
MCI Telecommunication	0.98%	105,206	0.51%
Safeway, Inc.	0.94%	145,350	0.71%
Federal Deposit Insurance Corp.	0.90%	108,556	0.53%
King & Spaldings	0.84%	80,220	0.39%
KPMG, LLP	0.81%	135,558	0.66%
Scripps Research Institute	0.80%	76,894	0.37%
Chronicle of Higher Education	0.74%	90,147	0.44%

TOTAL	36.28%	5,439,247	26.44%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Development Activity by Market

Partially Owned Property Under Construction @ 6/30/04	% Ownership	Square Feet	Start Date	Estimated Construction Completion Date	Estimated Stabilization Date	In Place Dev Costs ($000)	Estimated Remaining Costs to Complete ($000)	Total Projected Investment ($000)	Estimated Stabilized Return	% Currently Leased or Committed
Dallas
Royal Ridge Building 5	35%	123,750	1Q04	3Q04	4Q04	4,104	11,828	15,932	8.9%	100.0%

Denver
Panorama IV Garage	35%	175,076	1Q04	4Q04	1Q05	3,401	1,986	5,387	9.7%	100.0%

Washington, DC
575 7th Street [2]	30%	476,352	3Q01	3Q03	3Q04	133,697	24,430	158,127	10.5%	54.4%

Total/Weighted Average		775,178				141,202	38,244	179,446	10.4%	72.0%

Less: Placed in Service		(259,032)				(84,372)	(1,409)	(85,781)

		516,146				56,830	36,835	93,665	10.4%	57.9%

[2]	257,792 sq. feet placed in service

Note: Estimated construction completion date based on substantial completion of the core and shell building.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Land Held for Future Development

Region/Property	Market	Acres	Buildable Office Square Feet
Wholly Owned Land

Pacific Region
Canyon Pointe A-B	Seattle, WA	10	173,760
LaJolla Commons	San Diego, CA	2	45,000
Sunset Corporate	Portland, OR	12	124,800

Subtotal		24	343,560

Mountain Region
Dry Creek Corporate Center	Denver, CO	80	748,000
Sorenson Research Park XI	Salt Lake City, UT	6	80,238
Wasatch 16	Salt Lake City, UT	5	80,238
Creekside 2 owned	Salt Lake City, UT	6	78,000
Creekside 3 optioned	Salt Lake City, UT	6	78,452

Subtotal		103	1,064,928

Central Region
Tollway Plaza III	Dallas, TX	4	134,400
Royal Ridge IV & V	Dallas, TX	29	417,000

Subtotal		33	551,400

Total		160	1,959,888

Partially Owned Land

Mountain Region
Panorama IV	Denver, CO	7	136,850
Panorama VI	Denver, CO	9	129,898
Panorama VII	Denver, CO	6	100,000
Panorama IX	Denver, CO	6	125,490

Subtotal		28	492,238

Central Region
Riata 1	Austin, TX	4	61,585
Riata Crossing 4	Austin, TX	5	79,780
Riata Crossing 6	Austin, TX	8	49,702
Seven/Eight Parkway North	Chicago, IL	11	250,567
Royal Ridge Bldgs 4 & 6	Dallas, TX	11	197,998
Royal Ridge Bldg 8	Dallas, TX	6	132,709

		45	772,341

Total		73	1,264,579

Total All Land Held for Future Development or Sale		233	3,224,467

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures

Reconciliation of Diluted Funds from Operations to Net Income

	Quarter Ended
(In thousands)	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
Net income	$14,007	$15,230	$13,150	$23,987	$16,829
Depreciation and amortization	35,516	35,237	34,779	34,658	35,653
Minority interest	1,872	1,753	260	2,283	2,366
Loss (gain) on sale of property	48	10	(1,077)	(120)	(3,531)
Gain on sale of discontinued operations	—	(66)	—	(10,035)	—
Preferred stock dividends and dividends on unvested restricted stock[2]	(3,782)	(3,799)	(10,569)	(4,507)	(4,311)

Diluted funds from operations[1]	$47,661	$48,365	$36,543	$46,266	$47,006

[1]	FFO is a widely used measure of operating performance for real estate companies. We provide FFO as a supplement to net income calculated in accordance with GAAP. Although FFO is a widely used measure of operating performance for equity REITs, FFO does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO is helpful to investors as a measure of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO may not be comparable to FFO reported by other REITs.
[2]	Includes $6.2 million and $0.1 million of issuance costs on redeemed preferred stock for the quarters ended 12/31/03 and 9/30/03, respectively.

Reconciliation of Diluted Funds from Operations per Share to Diluted Earnings per Share

	Quarter Ended
	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
Diluted net income per share[3]	$0.19	$0.21	$0.05	$0.37	$0.24
Add: Depreciation and amortization	0.59	0.59	0.59	0.60	0.62
Less: Gain on sale of property	—	—	(0.02)	—	(0.07)
Minority interest adjustment	0.04	0.03	0.01	0.04	0.05
Gain on sale of discontinued operations	—	—	—	(0.17)	—
Adjustment for share difference[2]	(0.02)	(0.02)	(0.01)	(0.05)	(0.03)

Diluted funds from operations per share[1,4]	$0.80	$0.81	$0.62	$0.79	$0.81

[1]	Funds from operations is defined as net income, excluding gains on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint venture. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
[2]	Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Diluted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.
[3]	Includes $0.12 per share of issuance costs on redeemed preferred stock for the quarters ended 12/31/03.
[4]	Includes $0.11 per share of issuance costs on redeemed preferred stock for the quarters ended 12/31/03.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures (con’t)

Reconciliation of EBITDA to Net Income

	Quarter Ended
(In thousands)	6/30/2004	3/31/2004	12/31/03	9/30/03	6/30/03
EBITDA	$77,126	$77,109	$78,888	$76,180	$78,545
Add: Gain (loss) on sale of assets	(48)	56	795	10,155	3,522
Less: Interest	(27,835)	(26,341)	(26,704)	(25,880)	(26,035)
Taxes	(32)	(122)	33	(63)	(120)
Depreciation/amortization - continuing operations	(30,792)	(31,047)	(31,268)	(30,414)	(30,942)
Depreciation/amortization - discontinued operations	(2,273)	(2,399)	(2,401)	(2,564)	(2,747)
Impairment losses	—	—	(4,554)	—	(2,701)
Minority interest	(2,139)	(2,026)	(539)	(2,616)	(2,693)
Investment impairment	—	—	(1,100)	—	—
HQ lease guarantees	—	—	—	(811)	—

Net income	$14,007	$15,230	$13,150	$23,987	$16,829

EBITDA is a non-GAAP financial measure and we believe it is helpful to investors due to the significance of our long-lived assets. This data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, we may calculate EBITDA differently from other companies and our EBITDA may not be comparable to similarly titled measures reported by other companies. Interest expense, depreciation and amortization, taxes, impairment losses, minority interests, net gain on sales of real estate and preferred dividends are not reflected in the presentation of EBITDA. We caution investors that these excluded items are significant components in understanding and assesssing our financial performance.

Secured Property Operating Income/EBITDA

	Quarter Ended
(In thousands except ratio)	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
Secured Property Operating Income	$17,378	$17,969	$21,854	$17,770	$19,355
Total EBITDA	77,126	77,109	78,888	76,180	78,545

Secured Property NOI/Total EBITDA	22.5%	23.3%	27.7%	23.3%	24.6%

Secured property operating income is computed as rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.

See the table above for reconciliation of EBITDA to net income.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures

Reconciliation of Property Operating Income to Net Income

	Quarter Ended
(In thousands)	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
Property operating income	$76,521	$74,888	$77,543	$72,787	$74,142
Less: Interest expense	(27,835)	(26,341)	(26,704)	(25,880)	(26,035)
General and administrative	(10,758)	(10,272)	(11,796)	(10,028)	(10,657)
Depreciation and amortization	(30,792)	(31,047)	(31,268)	(30,414)	(30,942)
Income taxes	(32)	(122)	33	(63)	(120)
Minority interest	(2,139)	(2,026)	(539)	(2,616)	(2,693)
Add: Real estate service revenue	5,301	5,466	4,786	6,518	7,478
Gain (loss) on sale of properties and impairment losses	(48)	(10)	(3,759)	120	821
Other income	2,279	2,692	2,010	865	1,951
Discontinued operations	1,510	2,002	2,844	12,698	2,884

Net income	$14,007	$15,230	$13,150	$23,987	$16,829

*	Property operating income is the performance measure used to assess the results of our real estate property segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

Computations of Fixed Charge Coverage Ratio

	Quarter Ended
(In thousands except for ratios)	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
Amortizing principal payments	$4,089	$4,089	$4,037	$3,853	$3,852
Preferred stock dividends	3,774	3,774	4,678	4,370	4,273
Interest expense	27,835	26,341	26,704	25,880	26,035

Fixed charges excluding capitalized interest	35,698	34,204	35,419	34,103	34,160
Less: Capitalized interest	185	176	403	460	409

Fixed charges including capitalized interest	$35,883	$34,380	$35,822	$34,563	$34,569

EBITDA	$77,126	$77,109	$78,888	$76,180	$78,545

Fixed charge coverage excluding capitalized interest	2.16	2.25	2.23	2.23	2.30
Fixed charge coverage including capitalized interest	2.15	2.24	2.20	2.20	2.27

Computation of Interest Coverage Ratio

	Quarter Ended
(In thousands, except for ratios)	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
Interest expense	$27,835	$26,341	$26,704	$25,880	$26,035
Less: Capitalized interest	185	176	403	460	409

Interest expense including capitalized interest	$28,020	$26,517	$27,107	$26,340	$26,444

EBITDA	$77,126	$77,109	$78,888	$76,180	$78,545

Interest coverage excluding capitalized interest	2.77	2.93	2.95	2.94	3.02
Interest coverage including capitalized interest	2.75	2.91	2.91	2.89	2.97